UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

VIRIDIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street, Suite 103A Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 272-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On June 20, 2025, Viridian Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) at which holders of the Company’s common stock as of the close of business on April 22, 2025 (the “Record Date”) were entitled to vote. As of the close of business on the Record Date, 81,589,659 shares of the Company’s common stock were issued and outstanding.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting, the Company’s stockholders approved a further amendment and restatement of the Company’s Amended and Restated 2016 Equity Incentive Plan, including increasing the number of shares available for issuance thereunder by 8,000,000 shares. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated 2016 Equity Incentive Plan, which is filed hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, each of the Company’s director nominees was elected and the other proposals voted on were approved. The final voting results are set forth below:

1. Election of the three Class I director nominees to serve until the 2028 Annual Meeting of Stockholders:

	For	Withheld	Broker Non-Votes
Jeff Ajer	71,946,644	95,588	4,619,287
Chris Cain, Ph.D.	68,841,891	3,200,341	4,619,287
Sarah Gheuens, M.D., Ph.D.	55,346,802	16,695,430	4,619,287

2. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstentions	Broker Non-Votes
76,059,006	577,139	25,374	—

3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
56,046,366	15,957,526	38,340	4,619,287

4. Approval of a further amendment and restatement of the Company’s Amended and Restated 2016 Equity Incentive Plan, including increasing the number of shares available for issuance thereunder by 8,000,000 shares:

For	Against	Abstentions	Broker Non-Votes
35,322,725	35,076,902	1,642,605	4,619,287

5. Approval of the Viridian Therapeutics, Inc. 2025 Employee Stock Purchase Plan:

For	Against	Abstentions	Broker Non-Votes
72,005,896	25,668	10,668	4,619,287

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1+	Viridian Therapeutics, Inc. Amended and Restated 2016 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viridian Therapeutics, Inc.

Date: June 24, 2025	By:	/s/ Stephen Mahoney
Stephen Mahoney
President and Chief Executive Officer